Exhibit 10.5

I-AM Capital Acquisition Company
1345 Avenue of the Americas

New York, New York 10105

August 16, 2017

I-AM Capital Partners LLC

1345 Avenue of the Americas

New York, New York 10105

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of I-AM Capital Acquisition Company (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), I-AM Capital Partners LLC shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 1345 Avenue of the Americas, New York, New York 10105 (or any successor location). In exchange therefor, the Company shall pay I-AM Capital Partners LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. I-AM Capital Partners LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO as a result of this letter agreement (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

I-AM CAPITAL PARTNERS LLC

By:	/s/ Suhel Kanuga
Name: Suhel Kanuga
Title: Managing Member

[Signature Page to Administrative Services Agreement]